Exhibit 10.18

AMENDMENT NO. 1

TO

PLEDGE AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”) dated as of January 25, 2019, is entered into among SAExploration Holdings, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company party hereto, and Wilmington Savings Funds Society, FSB, as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”), and amends that certain Pledge and Security Agreement dated as of September 26, 2018, made by the Company and certain of its Subsidiaries party thereto in favor of the Collateral Trustee (the “Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement either directly or by reference to another agreement.

WITNESSETH:

WHEREAS, the Company has requested that the Holders amend the Agreement to effect the changes described below; and

WHEREAS, the Holders party hereto constituting the “Required Holders” have agreed to amend the Agreement subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.Amendment.  The following defined term in Section 1 of the Agreement is hereby amended and restated as follows:

“Excluded Account” means all Deposit Accounts (i) used solely for payroll and/or accrued employee benefits, (ii) used solely for employee benefit plans, or (iii) that do not hold, in the aggregate, more than $25,000.00 at any time.

2.Conditions Precedent.  As a condition to the effectiveness of this Amendment, the Collateral Trustee and the Holders party hereto shall have received the following (in the case of Clause (b) below, concurrently with the effectiveness of this Amendment):

a)this Amendment, duly executed by the Company, the other Grantors party hereto, the Required Holders and the Collateral Trustee;

b)the Company shall have obtained the necessary amendments under the Term Documents and the ABL Documents to amend the Term Documents and the ABL Documents in a manner similar to the amendment in Section 1 of this Amendment, each in form and substance satisfactory to the Agent and the Required Lenders, duly executed, and in full force and effect; and

c)payment of all costs and expenses of the Collateral Trustee and Holders (i) incurred by or on behalf of the Collateral Trustee or Holders (including reasonable attorneys’ fees and expenses) arising under or in connection with the preparation, execution and delivery of this Amendment, and (ii) outstanding on the date hereof (to the extent that such costs and expenses are reimbursable and/or payable under the Agreement and/or the other Indenture Documents).

3.Confirmation of Compliance with Section 8.1 of the Agreement.  The Company and the Holders party hereto hereby confirm that all of the actions required to be taken by the Holders and the Company pursuant to Section 8.1 of the Agreement have been taken in accordance with the provisions of such Section.  The Company confirms that this Amendment is permitted under the Agreement, the Indenture, the Intercreditor Agreement and the Senior Security Documents (as defined in the Intercreditor Agreement).

4.Representations and Warranties.  The Company and each of the other Grantors hereby represents and warrants that the execution and delivery of this Amendment and, after giving effect to the amendments contained herein, the performance by each of them of their respective obligations under the Agreement, in each case, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority, and this Amendment and the Agreement (as amended hereby) will constitute the valid and binding obligations of the Grantors, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

5.Reference to and Effect on the Agreement.  The Company and each of the other Grantors hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Agreement (as amended hereby), and each of the other Indenture Documents previously executed and delivered by it.  Each reference in the Agreement to “this Agreement” shall be deemed to refer to the Agreement after giving effect to this Amendment.  This Amendment is an Indenture Document.

6.Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

7.Direction; Indemnity; Expenses.  Each of the Holders party hereto (which collectively constitute the Required Holders) hereby (i) authorizes and directs the Collateral Trustee to execute and deliver this Amendment, and (ii) acknowledges and agrees that the foregoing directed action constitutes a direction from the Holders under Section 7 of the Agreement, including, without limitation, Section 7.1 of the Agreement.  The Company, the other Grantors party hereto and the Holders party hereto expressly agree and confirm that the Collateral Trustee’s right to indemnification, as set forth in the Agreement, including, without limitation, Section 7.7 and Section 8.5 of the Agreement shall apply with respect to any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements that the Collateral Trustee suffers, incurs or is threatened with relating to actions taken or omitted by the Collateral Trustee (in accordance with the Agreement) in connection with this Amendment and any other documents contemplated hereby.  The Company hereby agrees to pay on demand all costs and expenses in accordance with Section 8.5 of the Agreement, in each case, incurred in connection with the preparation, negotiation and execution of this Amendment and all related documents.

8.Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.

9.Guarantors Consent and Acknowledgement.  The Guarantors, for value received, hereby consent to the Company’s execution and delivery of this Amendment, and the performance by the Company of its agreements and obligations hereunder.  This Amendment and the performance or consummation of any transaction that may be contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to the Trustee, the Collateral Trustee and/or Holders under the Note Documents (including without limitation the Guaranteed Obligations).  Each of the Guarantors acknowledges and agrees that (i) the Subsidiary Guarantee to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

SAEXPLORATION HOLDINGS, INC.

By:	/s/Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION, INC.

By:	/s/Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SUB, INC.

By:	/s/Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

NES, LLC

By:	/s/Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

[Signature Page to Amendment No. 1 to Pledge and Security Agreement]

COLLATERAL TRUSTEE:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Collateral Trustee

By:	/s/Geoffrey Lewis
Name:	Geoffrey Lewis
Title:	Vice President

[Signature Page to Amendment No. 1 to Pledge and Security Agreement]

HOLDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	/s/Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer and General Counsel

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	/s/Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer and General Counsel

WHITEBOX CREDIT PARTNERS, L.P.

By:	/s/Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer and General Counsel

[Signature Page to Amendment No. 1 to Pledge and Security Agreement]

1992 MSF INTERNATIONAL LTD.

By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/Johnathan Segal
Name:	Johnathan Segal
Title:	Managing Director

1992 TACTICAL CREDIT MASTER FUND, L.P.

By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/Johnathan Segal
Name:	Johnathan Segal
Title:	Managing Director

[Signature Page to Amendment No. 1 to Pledge and Security Agreement]